UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
September 12, 2013
Date of Report (Date of earliest event reported)

SOLARWINDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34358	73-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3711 South MoPac Expressway
Building Two
Austin, Texas 78746
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2013, the Board of Directors of SolarWinds, Inc. (the “Company”) amended the Company's Amended and Restated Bylaws to provide for majority voting in uncontested director elections, to provide a clearer time frame in which a stockholder must provide notice to the Company for nominations or business to be properly brought before an annual meeting of the stockholders and to clarify certain other stockholder proposal requirements.
A copy of the Amended and Restated Bylaws, as amended, is filed as Exhibit 3.1 to this Form 8-K, and the foregoing description is qualified by reference to such Amended and Restated Bylaws, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of SolarWinds, Inc., as currently in effect

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS, INC.

Dated:	September 24, 2013	By:	/s/ Bryan A. Sims

Bryan A. Sims
Senior Vice President, General Counsel and Secretary